                            CYCOMM INTERNATIONAL INC.
                         1420 Springhill Road, Suite 420
                                McLean, VA 22102


                       NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS


TIME:                   9:00 a.m. on Tuesday, June 27, 2000

PLACE:                  The Ritz Carlton, Tyson's Corner
                        1700 Tyson's Boulevard
                        McLean, VA  22102

ITEMS OF BUSINESS:      (1)   To elect four directors

                        (2) To approve the selection of our independent auditors for 2000

                        (3) To transact other business properly coming before the meeting

WHO CAN VOTE:           You can vote if you were a stockholder of record on
                        May 17, 2000

DATE OF REPORT:         This notice and the proxy statement are first being
                        mailed to stockholders on or about May 24, 2000 together with a copy of Cycomm's 1999 Annual Report on Form 10-KSB.




                       By Order of the Board of Directors
                      Robert M. Hutton, Assistant Secretary

To our Stockholders:

It is our pleasure to invite you to attend our 2000 Annual Meeting of Stockholders, which will be held this year on Tuesday, June 27, 2000, at the Ritz Carlton Hotel in McLean, Virginia. The meeting will start at 9:00 a.m. local time.

On the ballot at this year's meeting are company proposals (1) for the election of four directors, (2) to approve the selection of Ernst & Young LLP as Cycomm's auditors for 2000. Additionally, you will vote on any matters properly brought before the meeting. We also look forward to answering your questions at the meeting in the manner discussed in the proxy statement.

Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by signing and returning the enclosed proxy card.

Thank you for your support.

Sincerely,


/s/ Albert I. Hawk
Albert I. Hawk
President and CEO
Chairman of the Board of Directors

                                ABOUT THE MEETING

WHAT AM I VOTING ON?

You will be voting on the following:

(1)   To elect four directors
(2)   To approve the selection of our independent auditors for 2000

WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on May 17, 2000. Each share of common stock is entitled to one vote. As of May 17, 2000, we had [24,814,475] shares of common stock outstanding.

HOW DO I VOTE BEFORE THE MEETING?

You may vote before the meeting by completing, signing and returning the enclosed proxy card.

CAN I VOTE AT THE MEETING?

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.

CAN I CHANGE MY MIND AFTER I VOTE?

You may change your vote at any time before the polls close at the meeting. You may do this by signing another proxy with a later date and returning it to us prior to the meeting or by voting in person at the meeting.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominee directors named on page 4 of this proxy statement, and (2) FOR approval of the selection of Ernst & Young, LLP as our independent auditors for 2000.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is CIBC Mellon Trust, which may be reached at 1-800-387-0825.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority to vote customers' unvoted shares, which are referred to as "broker non-votes," on certain "routine" matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors and in the approval of the selection of our independent auditors, but will not be counted for all other matters to be voted on because these other matters are not considered "routine" under the applicable rules. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

HOW CAN I ATTEND THE MEETING?

The annual meeting is open to all holders of Cycomm International common stock. For directions to the annual meeting, please call our Investor Relations department at (703) 903-9548.

MAY STOCKHOLDERS ASK QUESTIONS AT THE MEETING?

Yes. Representatives of the Company will answer stockholders' questions of general interest at the end of the meeting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of May 17, 2000, must be present in person or by proxy at the meeting. This is referred to as a quorum.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

Nominees for director must receive a majority of the votes cast in order to be elected. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the election of directors. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "For" the nominees for director.

HOW MANY VOTES ARE NEEDED TO APPROVE THE SELECTION OF OUR INDEPENDENT AUDITORS?

The selection of Ernst & Young, LLP ("E&Y") as our independent auditors requires a majority of the votes cast in order to be approved. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the approval of the selection of E&Y as our independent auditors. Unless a properly executed proxy card is marked "Against," the proxy given will be voted "For" the approval of the Board's selection of our independent auditors.

CAN MY SHARES BE VOTED ON MATTERS OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT?

Yes. The Company has not received proper notice of, and is not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders.

ARE DISSENTERS' RIGHTS APPLICABLE TO ANY OF THE PROPOSALS?

No, dissenters' rights do not apply to any of the proposals.

                       ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

WHO ARE THIS YEAR'S NOMINEES?

All of the nominees standing for election this year are incumbent members of the
Board:

ALBERT I. HAWK
Albert I. Hawk, 40, is Chairman of the Board of Directors, President and Chief Executive Officer of the Company since May 1996. From 1993 to May 1996, Mr. Hawk was Managing Director of Corstone Corporation, a private merchant banking and professional services firm specializing in telecommunications and information technologies. Mr. Hawk has invested in and served as founder, executive officer and director of numerous high growth companies.

HUBERT R. MARLEAU
Hubert R. Marleau, 50, has served as a director since November 1993 and serves as president and Chief Executive Officer of Palos Capital Corp., a private merchant bank, since January 1998. Mr. Marleau was a founder and Chairman and Chief Executive Officer of Marleau Lemire Inc., a large, independent broker dealer in Canada, from January 1989 to December 1997. Mr. Marleau serves on the Boards of numerous public and private companies, including Cinar Films Inc., Herzfeld Caribbean Basin Fund Inc., Liquidation World Inc., Uni-Select Inc., US Global Strategies Fund Ltd. and US Masters Holding Ltd.

LT. GEN. THOMAS P. STAFFORD
Lt. Gen. Thomas P. Stafford (USAF-Retired), 68, has served as a director since November 1996 and is Vice Chairman of Stafford, Burke & Hecker. After serving as an astronaut and piloting Gemini VI and commanding Gemini IX and Apollo X, the first lunar module flight to the moon, Gen. Stafford retired in 1979 from the U.S. Air Force as Deputy Chief of Staff for Research, Development and Acquisition. Gen. Stafford serves on the Boards of numerous public and private companies, including Allied Signal Inc., CMI, Inc., Seagate Technologies, Tremont Inc., Wheelabrator Technologies, Inc., Timet, Inc. and Tracer, Inc.

STEPHEN SPARKS
Stephen Sparks, 40, has served as a director since September 1999 and is the CEO of Sparks Personnel. Mr. Sparks has founded and been a director and officer for several high growthcompanies in the Washington, D.C. area, including Customer Care Solutions, MedOne Staffing and Seven Locks Broadcasting Company.

               WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THESE DIRECTORS

HOW LONG WILL THESE NOMINEES SERVE?

Each nominee would hold office until the 2001 annual meeting of stockholders and until a successor is assigned. Directors will be eligible for re-election at the 2001 annual meeting of stockholders.

WHAT IS THE MAKEUP OF THE BOARD OF DIRECTORS?

The Board of Directors is currently comprised of the four nominees listed on page 4.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO SERVE?

This is not expected to occur. If it does, proxies will be voted for a substitute nominated by the Board of Directors, or the Board will reduce the number of directors.

HOW ARE DIRECTORS COMPENSATED?

Directors who are not employees of Cycomm receive $1,000 for each meeting they attend in person and not by telephone, and are reimbursed for travel expenses in attending meetings. Directors also receive options to purchase Cycomm stock. Directors who are also employees of Cycomm are not separately compensated for their services as directors.

HOW OFTEN DID THE BOARD MEET IN 1999?

The Board of Directors met two times during fiscal 1999, and held other formal and informal telephonic meetings.

WHAT ARE THE COMMITTEES OF THE BOARD?

Our Board of Directors has the following committees:

--------------------------------------------------------------------------------
Name of Committee and Members          Functions of the Committee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Audit:                                 o     Oversees auditing procedures
Lt. Gen. Thomas P. Stafford            o     Receives and accepts the report of
Hubert R. Marleau                            independent auditors
Stephen Sparks                         o     Oversees internal systems of
                                             accounting and management control
                                       o     Makes recommendations regarding the
                                             selection of independent auditors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Compensation:                          o     Reviews and recommends compensation
Lt. Gen. Thomas P. Stafford                  for directors and executive
Hubert Marleau                               officers
Stephen Sparks                         o     Makes grants of stock awards to
                                             officers, executives and employees
                                             pursuant to stock incentive plans
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nominating:                            o     Makes recommendations for nominees
Albert I. Hawk                               for director
Lt. Gen. Thomas P. Stafford            o     Reviews and monitors activities of
Hubert R. Marleau                            Board members
Stephen Sparks                         o     Develops, sets and maintains
                                             corporate governance standards
--------------------------------------------------------------------------------



                     APPROVAL OF THE SELECTION OF INDEPENDENT AUDITORS

WHO ARE CYCOMM'S INDEPENDENT AUDITORS?

Ernst & Young, LLP ("E&Y") has served as our independent auditors since 1995. The Board of Directors has selected E&Y to be Cycomm's independent auditors for 2000. A representative of E&Y will be present at the annual meeting, will be given the opportunity to make a statement and will be available to respond to appropriate questions.


WE RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE SELECTION OF ERNST & YOUNG, LLP AS CYCOMM'S INDEPENDENT AUDITORS

                             EXECUTIVE COMPENSATION

The following tables set forth the compensation earned by our Chief Executive Officer, and other executive officers whose salaries exceeded $100,000 in the fiscal years 1999 and 1998:

                                                           Long-Term
                    Annual Compensation                  Compensation
Name and
Principal                             Other Annual                 All Other
Position  Year   Salary($) Bonus($) Compensation($) Options(#)Compensation($)(1)
-------- ------ --------- -------- --------------- ---------- ---------------
Albert I. 1999  $240,000    ---          ---         1,000,000          ---
Hawk      1998  $204,833    ---        $6,000          200,000        $1,675
President
and Chief
Executive
Officer

Michael  1999   $150,000    ---          ---           175,000        $3,900
D.       1998    150,000    ---          ---            75,000         3,900
Perrine
President -
Mobile
Computing division

 (1) Includes amounts contributed by the Company to the 401(k) Plan. The Company contributes an amount equal to 50% of the eligible employees contribution to the 401(k) Plan, not to exceed 3% of the employees earnings.

                        Option Grants in Last Fiscal Year

                               % of
                               Total                              Potential
                              Options                          Realizable Value
                  Number of   Granted                         at Assumed Annual
                  Shares        to                             Rates of Stock
                 Underlying  Employees   Exercise             Price Appreciation
                  Options    in Fiscal    Price   Expiration   for Option Term
      Name       Granted(#)(1) Year(2)  ($/Share)    Date       5%       10%
      ----       ------------- -------  ---------    ----       --       ---

Albert I. Hawk    1,000,000     51.4%     $0.38      6/1/04   $301,429 $ 478,570
Michael D.          175,000      9.0%     $0.38      6/1/04   $ 52,750 $  83,750
Perrine

(1)These options are granted outside of and are not part of the Option Plan. The shares issued upon the exercise of the options are restricted and may not be sold unless registered or exempt from registration.

(2)The Company granted options totaling 1,946,438 shares to employees in the fiscal year ended December 31, 1999.

      The following table sets forth information with respect to options exercised by officers in the fiscal year ended December 31, 1999 and the value of such officers' unexercised options at December 31, 1999.

                   Aggregated Options Exercises in Last Fiscal
                     Year and Fiscal Year-End Option Values

                                   Number of Shares
          Shares                Underlying Unexercised  Value of Unexercised In-
         Acquired                    Options at           the-Money Options
            on       Value       Fiscal Year-End(#)       at Fiscal Year-End($)
Name     Exercise(#)Realized($)Exercisable UnexercisableExercisableUnexercisable

Albert I.
Hawk        ---        ---      1,800,000       ---      $155,000        ---
Michael D.
Perrine     ---        ---        162,500     87,500     $ 13,563        ---

                               STOCK OWNERSHIP

      The following table shows beneficial ownership of shares of the Company's common stock as of March 31, 2000 by: persons known to the Company to be the beneficial owners of more than 5% of Cycomm's Common Stock; and stock ownership of all directors and officers of the Company as a group:

                                                              Percent
    Name and Address of         Amount and Nature of            of
     Beneficial Owner           Beneficial Ownership        Class(1)(2)

Special Situations Funds            8,000,000(3)               23.7%
153 E. 53rd Street
51st Floor
New York, NY  10022

Albert I. Hawk                      2,918,818(4)                8.6%
1420 Springhill Road
Suite 420
McLean, VA  22102

Stephen Sparks                      2,034,904(5)                6.0%
1420 Springhill Road
Suite 420
McLean, VA  22102

Hubert Marleau                        683,152(6)                2.0%
Lt. Gen. Thomas P. Stafford           238,734(7)                 *
Calvin G. Cobb                        100,000(8)                 *
All officers and Directors          5,975,608                  17.7%
as a group (5 persons)

(1)Pursuant to applicable rules of the Securities and Exchange Commission, shares of Common Stock which were not outstanding as of March 31, 2000, but which were subject to issuance within 60 days of March 31, 2000 are deemed to be outstanding for purposes of computing the percentage ownership.

(2)Beneficial owners have sole voting and investment powers with respect to shares of Common Stock actually held on March 31, 2000, except where indicated otherwise.

(3)Includes stock purchase warrants to acquire an aggregate of 4,000,000 shares.

(4)Includes stock purchase options to acquire an aggregate of 1,800,000 shares and stock purchase warrants to acquire an aggregate of 500,000 shares.

(5)Includes stock purchase warrants to acquire an aggregate of 500,000 shares.

(6)Includes stock options to acquire an aggregate of 165,000 shares of common stock.

(7)Includes stock options to acquire an aggregate of 180,000 shares.

(8)Includes stock options, which are currently exercisable to acquire an aggregate of 100,000 shares

*      Represents beneficial ownership of less than one percent

                           RELATED PARTY TRANSACTIONS

      In April 1997, the Company loaned certain officers, directors and employees an aggregate of $184,000 in order to purchase 92,000 shares of the Company's common stock from an unrelated shareholder in a private transaction. At December 31, 1999, amounts outstanding under these loans totalled $128,684 in principal and $20,297 in accrued interest receivable. The loans are secured by the common stock, bear interest at 5.9% and are due April 30, 2002. The Company has recorded a valuation allowance of $88,470 against the receivable and the net balance of $60,511 is reflected as a contra equity account on Cycomm's balance sheet. The amounts loaned to current officers and directors and the accrued interest as of December 31, 1999 are listed below:


Name of Officer or Director    Amount of Loan   Accrued Interest as of 12/31/99
---------------------------    --------------          ----------------------

Albert I. Hawk                    $ 44,836                       $7,072

Hubert R. Marleau                    4,076                        1,286

Lt. Gen. Thomas P. Stafford          8,734                        2,755



      On September 20, 1999, Stephen Sparks purchased a convertible debenture from Cycomm in the amount of $500,000. In connection with this investment, Mr. Sparks was appointed to Cycomm's Board of Directors.

      In June 1999, Cycomm entered into an employee staff leasing agreement with Professional Staff Leasing Corp. ("ProLease"), a company in which Cycomm's Chief Executive Officer is a director and minority shareholder. Under this agreement, ProLease handles payroll processing, payroll tax and benefit administration, and other human resources functions for Cycomm's U.S. employees. Cyomm's U.S. employees are eligible to participate in ProLease's 401(k) plans and health insurance benefits packages. Cycomm is charged standard rates for ProLease's services.

      In January 2000, Cycomm raised capital through a private equity placement of common stock with a group called Special Situations Funds LLC ("SSF"). In connection with this private placement, some of our officers and directors invested money in Cycomm at the same terms offered to SSF. The amounts invested by each officer and director are listed below:


      Name of                               Shares of Common       Warrants
Officer or Director    Amount Invested       Stock Received        Received

Albert I. Hawk            $250,000               500,000            500,000

Stephen Sparks             250,000               500,000            500,000

Palos Capital Corp(1)      250,000               500,000               ---


(1) Palos Capital Corp is an independent broker dealer in which Hubert R. Marleau has an ownership interest

     COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of the Company's common stock. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that during fiscal year 1999, all our directors, executive officers and greater than ten percent beneficial owners complied with these requirements.

                   SHAREHOLDER PROPOSALS FOR THE 2001 MEETING

      Cycomm shareholders can submit proposals for consideration by the Board of Directors for the 2001 annual meeting. Shareholder proposals must be submitted to our Company's Assistant Corporate Secretary, Robert M. Hutton, 1420 Springhill Rd., Suite 420, McLean, VA 22102, sufficiently far in advance so that it is received by us not later than March 31, 2001. If we do not receive notice of a shareholder proposal or nomination for director by that date, the proposal or nomination will not be considered at the 2001 annual meeting.

                             EXPENSES OF SOLICIATION

      The expense of preparing, printing and mailing this Proxy Statement and the Proxy will be borne by the Company. In addition to use of the mails, Proxies may be solicited by Directors and officers of the Company, at no additional compensation, in person or by telephone or telegram. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with Securities and Exchange Commission regulations, in sending this Proxy Statement, the Proxy and the 1999 Annual Report to the beneficial owners of its shares.

                          INFORMATION ABOUT THE COMPANY

      Further information regarding the Company is contained in the Company's Annual Report for the year ended December 31, 1999, a copy of which accompanies this Proxy Statement, and which is not part of the proxy soliciting material.

      The Company will furnish without charge additional copies of its Annual Report on Form 10-KSB for the year ended December 31, 1999 upon written request to the Secretary, Cycomm International Inc., 1420 Springhill Road, Suite 420, McLean, Virginia 22102.


                                    By Order of the Board of Directors





                                    Robert M. Hutton, Assistant Secretary
McLean, Virginia
May 24, 2000

Proxy2000.doc

                            PROXY/VOTING INSTRUCTIONS

                            CYCOMM INTERNATIONAL INC.

       THIS PROXY  IS  SOLICITED  BY THE  BOARD OF  DIRECTORS  FOR THE
                      ANNUAL MEETING OF STOCKHOLDERS ON JUNE 27, 2000.

The undersigned stockholder hereby appoints ALBERT I. HAWK, HUBERT R. MARLEAU, LT. GEN THOMAS P. STAFFORD and STEPHEN SPARKS, and each of them, attorneys and proxies for the undersigned with full power of substitution, to act and vote, with the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cycomm International Inc., to be held at the Ritz Carlton Hotel in McLean, VA, on Tuesday, June 27, 2000 9:00 a.m. and any adjournments or postponements thereof, as directed on the reverse side, with respect to the matters set forth on the reverse side and with discretionary authority on all other matters that come before the meeting, all as more fully described in the proxy statement received by the undersigned stockholder. If no direction is made, the proxy will be voted "FOR" the approval of the election of Albert I.Hawk, Hubert R. Marleau, Lt. Gen. Thomas P. Stafford and Stephen
Sparks, and "FOR" the approval of the selection of Cycomm's independent auditors, and in accordance with the recommendations of the Board of Directors, and in their discretion, any other matter properly presented.
- ------------------------------------------------------------------------------
                          -- DETACH PROXY CARD HERE --
- ------------------------------------------------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2

1.      Election of Directors:
        Nominees:  (1) Albert I. Hawk, (2) Hubert R. Marleau,
        (3) Lt. Gen. Thomas P. Stafford, (4) Stephen Sparks

        FOR         WITHHELD
        [ ]           [ ]

        For all nominees except as noted below
        [ ]------------------------------


                                                         FOR  AGAINST  ABSTAIN
2.      Approval of the selection of Ernst & Young, LLP  [ ]    [ ]      [ ]
        as Cycomm's independent auditors for 2000

        Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)_________________________________________  Date ____________________

Signature(s)_________________________________________  Date ____________________

                     PLEASE SIGN THIS PROXY AS NAME(S) APPEAR(S) ABOVE.